DELAWARE(SM)
INVESTMENTS
-----------


Delaware Growth Stock Fund

Growth of Capital

2001 SEMI-ANNUAL REPORT


(Growth of Capital Artwork)

TABLE OF CONTENTS
-----------------

Letter to Shareholders              1

Portfolio Management
Review                              3

Performance Summary                 6

Financial Statements

  Statement of Net Assets           7

  Statement of Operations           8

  Statements of Changes in
  Net Assets                        9

  Financial Highlights             10

  Notes to Financial
  Statements                       14

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

A Commitment To Our Investors

Experienced
[ ] Our seasoned investment professionals average 11 years' experience.

[ ] We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a full range of economic and market environments.


Disciplined
[ ] We follow strict investment policies and clear buy/sell guidelines.

[ ] We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent
[ ] We clearly articulate our investment policies and follow them consistently.

[ ] Our commitment to consistency has earned us the confidence of discriminating institutional and individual investors to manage more than $44 billion in assets as of September 30, 2000.

Comprehensive
[ ] We offer more than 70 mutual funds in these asset classes.
    o Large-cap equity          o High-yield bonds

    o Mid-cap equity            o Investment grade bonds

    o Small-cap equity          o Municipal bonds (23 single-state funds)

    o International equity      o International fixed-income

    o Balanced

[ ] Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.



Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

"...IT APPEARS INVESTORS HAVE BEGUN TO FOCUS ON COMPANIES THAT ARE MOST LIKELY TO DELIVER CONTINUED EARNINGS GROWTH."


Dear Shareholder

December 4, 2000

Recap of Events-- Delaware Growth Stock Fund's fiscal year began on
May 1, 2000, amid concerns about the direction of the economy and interest rates. The Federal Reserve Board had raised short-term interest rates five times since June 1999 in an effort to stave off inflation and temper economic growth. Another half-percentage-point increase by the Fed on May 16, 2000 came just as the U.S. stock market was in the final weeks of a two-month-long downturn. Many technology stocks had suffered big losses as investors were scrutinizing the extreme valuations and earnings outlook for that sector.

When the Fed decided not to raise rates over the summer, a more positive outlook emerged and stock prices began rebounding. But the volatility would continue throughout the first six months of our fiscal year. The positive momentum gathered by the end of August was reversed during September and October, as rising energy prices and early warnings of corporate earnings shortfalls pushed major stock market indexes back into negative territory year-to-date for 2000. Again, technology stocks were hard hit, contributing to the worst October point loss ever for the technology-heavy Nasdaq Composite Index (-8.25%) (Source:
Bloomberg).

Delaware Growth Stock Fund provided a return of +1.92% for the six months ended October 31, 2000 (Class A shares at net asset value with distributions reinvested), reflecting the period's volatile market conditions. On a relative basis, the Fund outpaced its benchmark, the S&P 500 Index (-1.59%), as well as the average return of its peers in the Lipper Multi-Cap Growth Funds Average (-0.87%). We attribute Delaware Growth Stock Fund's outperformance of its benchmark to the Fund's allocations to certain strong-performing sectors, as well as to favorable stock selection in general.


Total Return
For the Period Ended October 31, 2000                        Six Months
--------------------------------------------------------------------------------
Delaware Growth Stock Fund Class A                             +1.92%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                                    -1.59%
Lipper Multi-Cap Growth Fund Average                           -0.87%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without effect of sales charges and assumes reinvestment of dividends and capital gains. Performance for all Fund Classes can be found on page 6. The Lipper Multi-Cap Growth Funds Average represents the average returns of multi-cap growth mutual funds tracked by Lipper. (Source: Lipper, Inc.) The Standard & Poor's 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. You cannot invest directly in an index. Past performance does not guarantee future results.

Market Outlook -- In response to the volatility of the past six months, it appears investors have begun to focus on companies that are most likely to deliver continued earnings growth. This has always been the focus of your Fund's stock selection process. By definition, Delaware Growth Stock Fund's strategy is to invest in companies that offer the potential for high earnings growth and are recognized leaders in their respective industries. On the following pages, Delaware Growth Stock Fund manager James King talks more about the Fund's recent performance and shares his outlook for the markets.

We realize that day-to-day swings in the equity markets may have prompted you to reflect on your own investments. We believe that relying on basic, sound principles of investing is the best approach for weathering the unexpected. These principles include sticking to a regular investment plan, diversifying your assets, and keeping a long-term outlook, as well as considering your own risk tolerance and financial goals.

We thank you for staying the course over the past six months, and for your continued confidence in Delaware Investments.


Sincerely,

/s/ Wayne A. Stork                        /s/ David K. Downes

Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds


(Growth of Capital Artwork)

Michael Lee
Voyageur Asset Management, LLC
Vice President and
Senior Portfolio Manager


Jerold Stodden
Voyageur Asset Management, LLC
Vice President and
Senior Portfolio Manager

December 4, 2000


PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Fund's Results
Strategies that worked against the Fund in the recent past worked for the Fund during the first six months of this fiscal year. While the technology boom was going strong last winter, we continued to focus heavily on stocks of blue chip companies such as Merck & Company, Microsoft, General Electric, and Wal-Mart Stores. These industry leaders comprise a core of companies that we expect to provide stable long-term growth.

Over the past six months, however, the markets were quite volatile and many highly priced technology stocks experienced hard times. Now, the philosophy of looking for "growth at any price" is often being abandoned. As many investors adjust to the volatility, they have taken to searching for the more reasonable "growth at a price."

Your Fund is built with the latter philosophy in mind. Staying the course, we stuck to buying and holding established, highly regarded companies during the six months ended October 31, 2000. For the period, Delaware Growth Stock Fund returned +1.92% (Class A shares at net asset value with distributions reinvested), outpacing the Standard & Poor's 500 Index, which fell 1.59% over the same time span.

The positive performance versus the benchmark is attributed, in part, to sector strengths and weaknesses, and our allocations within those sectors. The Fund had less holdings than the benchmark in some sectors where performance lagged, and more than the benchmark in other sectors that performed well.

Portfolio Highlights
The Fund is well-diversified across industries. We do not lean on particular sectors in an attempt to enhance performance during periods of market strength in one area. While this strategy is usually effective over the long term, it can occasionally drag down relative performance in a "narrow" market where one sector captures huge gains.

During the past six months, diversification worked in favor of your Fund. Although computers and technology is the Fund's biggest sector (17.9% of the portfolio as of October 31, 2000), we hold a smaller percentage of these stocks than our benchmark, the S&P 500 Index. With this sector performing negatively overall during the period, our portfolio saw lesser declines than did the benchmark.

Delaware Growth Stock Fund
Sector Allocation
As of October 31, 2000



Food, Beverage & Tobacco 8.5%

Energy 6.8%

Cable, Media & Publishing 6.2%

Packaging & Containers 5.6%

Other 5.5%

Leisure, Lodging & Entertainment 3.7%

Computers & Technology 17.9%

Retail 9.1%

Banking, Finance & Insurance 11.3%

Electronics & Electrical Equipment 11.6%

Healthcare & Pharmaceuticals 13.8%


Among technology holdings, Microsoft and Cisco Systems -- two high-profile large-cap stocks -- failed to show strong performance over the six-month period. Yet the Fund was buoyed by its lack of exposure to telecommunications stocks, many of which performed poorly during the period.

There were sectors where the Fund missed out on strong performance as well. For example, the Fund did not benefit from the strong performance generally seen among utilities and transportation stocks. We typically have little or no exposure to these sectors because we don't view them as long-term growth areas.

Individual stock selection is crucial, too, of course, and it also played a role in the outperformance of the benchmark during the period. This is apparent in sectors where our percentage of holdings is approximately equal to that in the S&P 500 Index.

For example, the Fund and the S&P 500 are about equally weighted in the healthcare sector, but our healthcare holdings fared better than the overall performance of healthcare stocks in the index. This strong showing was due mainly to the Fund's focus on pharmaceutical companies, which are the only type of healthcare company we own, and which were strong performers as a sub-sector during the six months. Our top healthcare holding, Abbott Labs, was also the Fund's biggest holding overall by percentage as of October 31, 2000. Abbott Labs gained more than 25% during the fiscal period.

Our financial stocks, which were strong performers as a group during the period, also returned more than the overall gain that was posted by financial stocks in the benchmark.

Among detractor's from overall performance during the period were Albertson's, a supermarket and drug store chain, and Newell Rubbermaid. Both companies are currently struggling with changes. Newell bought Rubbermaid about one year ago, and the stock has lagged while the company adjusts to the changes brought on by the merger. Similarly, Albertson's is busy integrating its newest acquisition, American Stores, into its operations. We remain optimistic that both companies will emerge from the changes as stronger companies, and that the stock prices will rebound in time.

Turnover in the portfolio remained very low until near the end of the period, when we added some new names, including McDonald's, Pitney Bowes, and Omnicom Group. Going forward, we will continue with our strategy of buying and holding the stocks of established, highly regarded companies from a variety of industries.


(Growth of Capital Artwork)

Outlook
The U.S. stock market's average price-to-earnings ratio has dropped from 34 one year ago to about 24 today (Source: Barron's), signaling the onset of generally more reasonable values for stock prices. However, we think that figure could lower further, to historical levels of around 18. Even amidst any further volatility, we expect to see reasonably stable performance within the Fund. Our portfolio is built to take advantage of a more broadly traded market, which is something we have seen this year. We also believe that our blue chip holdings, including those that did not perform strongly over the past six months, will prosper as the market regains its balance and rewards those companies with strong fundamentals.

Top 10 Holdings
As of October 31, 2000

Company                   Industry                                Percentage of Net Assets
-------------------------------------------------------------------------------------------
 1. Abbott Labs           Healthcare & Pharmaceuticals                       5.0%
-------------------------------------------------------------------------------------------
 2. Sysco                 Food, Beverage & Tobacco                           4.8%
-------------------------------------------------------------------------------------------
 3. Emerson Electric      Electronics & Electrical Equipment                 4.7%
-------------------------------------------------------------------------------------------
 4. Merck & Company       Healthcare & Pharmaceuticals                       4.5%
-------------------------------------------------------------------------------------------
 5. Schering Plough       Healthcare & Pharmaceuticals                       4.3%
-------------------------------------------------------------------------------------------
 6. General Electric      Electronics & Electrical Equipment                 4.2%
-------------------------------------------------------------------------------------------
 7. Jefferson-Pilot       Banking, Finance & Insurance                       3.9%
-------------------------------------------------------------------------------------------
 8. Southtrust            Banking, Finance & Insurance                       3.9%
-------------------------------------------------------------------------------------------
 9. Sun Microsystems      Computers & Technology                             3.8%
-------------------------------------------------------------------------------------------
10. McDonald's            Leisure, Lodging & Entertainment                   3.7%
-------------------------------------------------------------------------------------------

FUND BASICS
-----------

Fund Objectives
Seeks to provide long-term capital appreciation through investment in equity securities diversified among individual companies and industries.

Total Fund Assets
as of October 31, 2000
$43.6 million

Number of Holdings
29

Fund Start Date
August 1, 1985

Your Fund Management
Mike Lee is Chairman of the Large Cap Core Equity Committee and has served as primary equity analyst for Voyageur's High Quality Growth Equity strategy since 1993. Prior to joining Voyageur in 1993, he was a strategic systems developer for Northwest Airlines. He earned a BA from DePauw University and an MBA from the University of Minnesota. Mr. Lee is a Chartered Financial Analyst.

Jerold Stodden joined Voyageur in 1999 as part of the Large Cap Growth Equity team. Mr. Stodden is a 33-year industry veteran and had previously been with Chicago Trust for his entire career. Mr. Stodden holds a BA from Western Michigan University, an MBA from Indiana University, and is a Chartered Financial Analyst.

Nasdaq Symbols
Class A:  GRGSX
Class B:  DVGSX
Class C:  DVGRX

DELAWARE GROWTH STOCK FUND PERFORMANCE
--------------------------------------

Average Annual Total Returns
Through October 31, 2000                      Lifetime    Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 8/1/85)
   Excluding Sales Charge                      +14.38%      +12.97%      -2.18%
   Including Sales Charge                      +13.93%      +11.64%      -7.79%
--------------------------------------------------------------------------------
Class B (Est. 9/8/95)
   Excluding Sales Charge                      +12.42%      +12.13%      -2.91%
   Including Sales Charge                      +12.30%      +11.88%      -7.04%
--------------------------------------------------------------------------------
Class C (Est. 10/21/95)
   Excluding Sales Charge                      +11.79%      +12.14%      -2.88%
   Including Sales Charge                      +11.79%      +12.14%      -3.70%
--------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results excluding sales charge assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware Growth Stock Fund during the period. Performance would have been lower if the expense limitation was not in effect.

The average annual total returns for the lifetime, five-year, and one-year periods ended October 31, 2000, for Delaware Growth Stock Fund's Institutional Class were +14.46%, +13.23%, and -1.97%, respectively. The Institutional Class was originally made available without sales charge only to certain eligible institutional accounts on August 29, 1997. Performance prior to that date is based on Class A performance and was adjusted to eliminate the effect of the sales charge, but not Class A's asset-based distribution charge.

Nasdaq Symbol Institutional Class: VOGIX

Statement of Net Assets

DELAWARE GROWTH STOCK FUND
--------------------------
                                                           Number of    Market
October 31, 2000 (Unaudited)                               Shares       Value
--------------------------------------------------------------------------------
 Common Stock - 99.39%
 Automobiles & Automotive Parts - 2.89%
 Genuine Parts ....................................        59,000     $1,257,438
                                                                      ----------
                                                                       1,257,438
                                                                      ----------
 Banking, Finance & Insurance - 11.26%
 Jefferson-Pilot ..................................        25,000      1,718,750
 KeyCorp ..........................................        61,000      1,505,937
 SouthTrust .......................................        52,000      1,683,500
                                                                      ----------
                                                                       4,908,187
                                                                      ----------
 Cable, Media & Publishing - 6.18%
 Gannett ..........................................        21,000      1,218,000
 Omnicom Group ....................................        16,000      1,476,000
                                                                      ----------
                                                                       2,694,000
                                                                      ----------
 Computers & Technology - 17.94%
*Cisco Systems ...................................         22,000      1,185,250
 Hewlett-Packard .................................         20,000        928,750
*Microsoft .......................................         14,000        964,250
*Oracle ..........................................         46,000      1,518,000
 Pitney Bowes ....................................         52,500      1,558,594
*Sun Microsystems ................................         15,000      1,663,125
                                                                      ----------
                                                                       7,817,969
                                                                      ----------
 Electronics & Electrical Equipment - 11.55%
 Emerson Electric ................................         28,000      2,056,250
 General Electric ................................         33,000      1,808,812
 Intel ...........................................         26,000      1,170,000
                                                                      ----------
                                                                       5,035,062
                                                                      ----------
 Energy - 6.77%
 Royal Dutch Petroleum ...........................         24,000      1,425,000
 Shell Transport and Trading - ADR ...............         31,000      1,524,813
                                                                      ----------
                                                                       2,949,813
                                                                      ----------
 Food, Beverage & Tobacco - 8.47%
 ConAgra .........................................         75,000      1,603,125
 Sysco ...........................................         40,000      2,087,500
                                                                      ----------
                                                                       3,690,625
                                                                      ----------
 Healthcare & Pharmaceuticals - 13.78%
 Abbott Laboratories .............................         41,000      2,165,312
 Merck & Company .................................         22,000      1,978,625
 Schering-Plough .................................         36,000      1,860,750
                                                                      ----------
                                                                       6,004,687
                                                                      ----------
 Leisure, Lodging & Entertainment - 3.73%
 McDonald's ......................................         52,500      1,627,500
                                                                      ----------
                                                                       1,627,500
                                                                      ----------
 Packaging & Containers - 5.55%
 Bemis ...........................................         44,000      1,138,500
 Illinois Tool Works .............................         23,000      1,277,937
                                                                      ----------
                                                                       2,416,437
                                                                      ----------

                                                           Number of    Market
                                                           Shares       Value
--------------------------------------------------------------------------------
Common Stock (continued)
Retail - 9.07%
Albertson's .....................................         51,000   $  1,208,063
Sherwin-Williams ................................         68,000      1,474,750
Wal-Mart Stores .................................         28,000      1,270,500
                                                                   ------------
                                                                      3,953,313
                                                                   ------------
Textiles, Apparel & Furniture - 2.20%
Newell Rubbermaid ...............................         50,000        959,375
                                                                   ------------
                                                                        959,375
                                                                   ------------
Total Common Stock (cost $36,712,303) ...........                    43,314,406
                                                                   ------------
Total Market Value Securities - 99.39%
  (cost $36,712,303) ............................                    43,314,406
Receivables and Other Assets
  Net of Liabilities - 0.61% ....................                       267,594
                                                                   ------------
Net Assets Applicable to 1,755,859
  Shares Outstanding - 100.00% ..................                  $ 43,582,000
                                                                   ------------
Net Asset Value - Delaware Growth Stock Fund
  A Class ($33,902,272 / 1,357,432 Shares) ......                        $24.98
Net Asset Value - Delaware Growth Stock
  Fund B Class (5,314,060 / 221,554 Shares) .....                        $23.99
Net Asset Value - Delaware Growth Stock
  Fund C Class ($1,875,617 / 78,146 Shares) .....                        $24.00
Net Asset Value - Delaware Growth Stock
  Fund Institutional Class
  ($2,490,051 / 98,727 Shares) ..................                        $25.22

Components of Net Assets at October 31, 2000:
Shares of beneficial interest
  (Unlimited authorization - no par) ............                  $ 36,615,512
Accumulated net investment loss .................                       (50,926)
Accumulated net realized gain on investments ....                       415,311
Net unrealized appreciation of investments ......                     6,602,103
                                                                   ------------
Total Net Assets ................................                  $ 43,582,000
                                                                   ============


------------
* Non-income producing security for the period ended October 31, 2000. ADR - American Depository Receipt

Net Asset Value and Offering Price Per
  Share - Delaware Growth Stock Fund
Net asset value A class (A) .....................                        $24.98
Sales charge (5.75% of offering price, or
  6.08% of amount invested per share) (B) .......                          1.52
                                                                         ------
Offering price ..................................                        $26.50
                                                                         ======
------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Statement of Operations



Six Months Ended October 31, 2000 (Unaudited)         Delaware Growth Stock Fund
--------------------------------------------------------------------------------
Investment Income:
Interest ..............................................   $  24,531
Dividends .............................................     364,086   $ 388,617
                                                          ---------
Expenses:
Management fees .......................................     142,027
Dividend disbursing and transfer agent fees
  and expenses ........................................     118,171
Distribution expense ..................................      79,140
Reports and statements to shareholders ................      40,800
Registration fees .....................................      36,000
Accounting and administration .........................      11,500
Custodian fees ........................................       2,850
Trustees' fees ........................................       2,850
Taxes (other than taxes on income) ....................       1,107
Other .................................................       5,603
                                                          ---------
                                                            440,048
Less expenses paid indirectly .........................        (505)
                                                          ---------
Total operating expenses ..............................                 439,543
                                                                      ---------

Net Investment Loss ...................................                 (50,926)
                                                                      ---------
Net Realized and Unrealized Gain on Investments:
Net realized gain on investments ......................                 563,290
Net change in unrealized appreciation/depreciation
   of investments .....................................                 288,389
                                                                      ---------
Net Realized and Unrealized Gain on Investments .......                 851,679
                                                                      ---------
Net Increase in Net Assets Resulting from Operations ..               $ 800,753
                                                                      =========

                             See accompanying notes

Statements of Changes in Net Assets



                                                      Delaware Growth Stock Fund
--------------------------------------------------------------------------------
                                                    Six Months
                                                      Ended       Year Ended
                                                     10/31/00       4/30/00
                                                    (Unaudited)
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss) ..................... $    (50,926)  $    222,533
Net realized gain on investments .................      563,290      6,981,072
Net change in unrealized appreciation/
  depreciation of investments ....................      288,389     (9,939,131)
                                                   ---------------------------
Net increase in net assets resulting from
  operations .....................................      800,753     (2,735,526)
                                                   ---------------------------
Distributions to Shareholders From:
Net investment income:
  A Class ........................................           --       (320,451)
  B Class ........................................           --             --
  C Class ........................................           --             --
  Institutional Class ............................           --        (22,344)

Net realized gain on investments:
  A Class ........................................   (2,584,234)
  B Class ........................................     (417,370)      (756,049)
  C Class ........................................     (147,981)      (250,151)
  Institutional Class ............................      (98,052)      (263,843)
                                                   ---------------------------
                                                     (3,247,637)    (7,833,569)
                                                   ---------------------------
Capital Share Transactions:
Proceeds from shares sold:
  A Class ........................................    1,740,859      5,914,835
  B Class ........................................      590,322      3,158,686
  C Class ........................................      314,627        945,024
  Institutional Class ............................    1,550,893      1,101,206

Net asset value of shares issued upon reinvestment
  of distributions:
  A Class ........................................    2,441,302      6,238,901
  B Class ........................................      400,469        708,831
  C Class ........................................      122,383        248,425
  Institutional Class ............................       98,052        286,187
                                                   ---------------------------
                                                      7,258,907     18,602,095
                                                   ---------------------------
Cost of shares repurchased:
  A Class ........................................   (4,087,920)   (12,986,330)
  B Class ........................................     (896,717)    (1,679,975)
  C Class ........................................     (381,668)      (539,416)
  Institutional Class ............................     (589,401)    (1,391,242)
                                                   ---------------------------
                                                     (5,955,706)   (16,596,963)
                                                   ---------------------------
Increase in net assets derived from capital
  share transactions .............................    1,303,201      2,005,132
                                                   ---------------------------
Net Decrease in Net Assets .......................   (1,143,683)    (8,563,963)
Net Assets:
Beginning of period ..............................   44,725,683     53,289,646
                                                   ---------------------------
End of period .................................... $ 43,582,000   $ 44,725,683
                                                   ===========================

                             See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding
throughout each period was as follows:                                           Delaware Growth Stock Fund A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months                            Year Ended
                                                          Ended 10/31/00  4/30/00      4/30/99    4/30/98(1)    4/30/97     4/30/96
                                                          (Unaudited)(3)
Net asset value, beginning of period .....................    $26.490     $32.550      $31.830     $25.340      $23.660     $19.910

Income (loss) from investment operations:
  Net investment income (loss) ...........................     (0.015)      0.157        0.075       0.029        0.160       0.080
  Net realized and unrealized gain (loss) on investments..      0.465      (1.543)       2.790       8.591        3.360       4.820
                                                              ---------------------------------------------------------------------
  Total from investment operations .......................      0.450      (1.386)       2.865       8.620        3.520       4.900
                                                              ---------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment income ...................         --      (0.227)          --      (0.113)      (0.080)     (0.110)
  Distributions from net realized gain on investments ....     (1.960)     (4.447)      (2.145)     (2.017)      (1.760)     (1.040)
                                                              ---------------------------------------------------------------------
  Total dividends and distributions ......................     (1.960)     (4.674)      (2.145)     (2.130)      (1.840)     (1.150)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ...........................    $24.980     $26.490      $32.550     $31.830      $25.340     $23.660
                                                              =====================================================================

Total return(2) ..........................................      1.92%      (4.84%)       9.56%      35.27%       15.27%      25.00%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ................    $33,902     $35,759      $45,342     $41,196      $34,255     $28,956
  Ratio of expenses to average net assets ................      1.88%       1.56%        1.68%       1.75%        1.72%       1.78%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly ......      1.88%       1.56%        1.71%       1.82%        1.72%       1.87%
  Ratio of net investment income (loss) to average net
    assets ...............................................     (0.12%)      0.54%        0.25%       0.07%        0.68%       0.36%
  Ratio of net investment income (loss) to average
    net assets prior to expense limitation and
    expenses paid indirectly .............................     (0.12%)      0.54%        0.22%       0.00%        0.68%       0.27%
  Portfolio turnover .....................................        10%         43%          36%          9%          29%         37%

--------------------
(1) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of the sales charge.
(3) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period was as follows:                                         Delaware Growth Stock Fund B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Period From
                                                            Six Months                    Year Ended                    9/8/95(1) to
                                                          Ended 10/31/00  4/30/00      4/30/99   4/30/98(2)    4/30/97     4/30/96
                                                          (Unaudited)(4)
Net asset value, beginning of period .....................    $25.610     $31.610      $31.200     $24.930      $23.390     $21.640

Income (loss) from investment operations:
  Net investment income (loss) ...........................     (0.105)     (0.074)      (0.149)     (0.165)          --       0.060
  Net realized and unrealized gain (loss) on investments..      0.445      (1.479)       2.704       8.425        3.300       2.960
                                                              ---------------------------------------------------------------------
  Total from investment operations .......................      0.340      (1.553)       2.555       8.260        3.300       3.020
                                                              ---------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment income ...................         --          --           --          --           --      (0.230)
  Distributions from net realized gain on investments ....     (1.960)     (4.447)      (2.145)     (1.990)      (1.760)     (1.040)
                                                              ---------------------------------------------------------------------
  Total dividends and distributions ......................     (1.960)     (4.447)      (2.145)     (1.990)      (1.760)     (1.270)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ...........................    $23.990     $25.610      $31.610     $31.200      $24.930     $23.390
                                                              =====================================================================

Total return(3) ..........................................      1.53%      (5.56%)       8.72%      34.29%       14.50%      14.37%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ................     $5,314      $5,558       $4,457      $1,903       $1,182        $454
  Ratio of expenses to average net assets ................      2.63%       2.31%        2.43%       2.50%        2.47%       2.41%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly ......      2.63%       2.31%        2.46%       2.57%        2.47%       2.50%
  Ratio of net investment income (loss) to average
    net assets ...........................................     (0.87%)     (0.21%)      (0.50%)     (0.67%)      (0.01%)     (0.62%)
  Ratio of net investment income (loss) to average
    net assets prior to expense limitation and
    expenses paid indirectly .............................     (0.87%)     (0.21%)      (0.53%)     (0.74%)      (0.01%)     (0.71%)
  Portfolio turnover .....................................        10%         43%          36%          9%          29%         37%

--------------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of the sales charge.
(4) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period was as follows:                                          Delaware Growth Stock Fund C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Period From
                                                            Six Months                    Year Ended                    10/21/95(1)
                                                          Ended 10/31/00  4/30/00      4/30/99   4/30/98(2)    4/30/97  to 4/30/96
                                                          (Unaudited)(4)
Net asset value, beginning of period .....................    $25.630     $31.600      $31.190     $24.930      $23.430     $22.610

Income from investment operations:
  Net investment income (loss) ...........................     (0.105)     (0.070)      (0.149)     (0.192)       0.070       0.110
  Net realized and unrealized gain (loss) on investments..      0.435      (1.453)       2.704       8.442        3.220       2.000
                                                              ---------------------------------------------------------------------
  Total from investment operations .......................      0.330      (1.523)       2.555       8.250        3.290       2.110
                                                              ---------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment income ...................         --          --           --          --       (0.030)     (0.250)
  Distributions from net realized gain on investments ....     (1.960)     (4.447)      (2.145)     (1.990)      (1.760)     (1.040)
                                                              ---------------------------------------------------------------------
  Total dividends and distributions ......................     (1.960)     (4.447)      (2.145)     (1.990)      (1.790)     (1.290)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ...........................    $24.000     $25.630      $31.600     $31.190      $24.930     $23.430
                                                              =====================================================================

Total return(3) ..........................................      1.49%      (5.45%)       8.72%      34.25%       14.42%       9.72%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ................     $1,876      $1,942       $1,631      $1,112         $712        $104
  Ratio of expenses to average net assets ................      2.63%       2.31%        2.43%       2.50%        2.47%       2.35%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly ......      2.63%       2.31%        2.46%       2.57%        2.47%       2.43%
  Ratio of net investment income (loss) to average
    net assets ...........................................     (0.87%)     (0.21%)      (0.50%)     (0.67%)       0.14%      (0.65%)
  Ratio of net investment income (loss) to average net
    assets prior to expense limitation and
    expenses paid indirectly .............................     (0.87%)     (0.21%)      (0.53%)     (0.74%)       0.14%      (0.73%)
  Portfolio turnover .....................................        10%         43%          36%          9%          29%         37%

-------------------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of the sales charge.
(4) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period was as follows:                      Delaware Growth Stock Fund Institutional Class
-------------------------------------------------------------------------------------------------------------
                                                                                                 Period From
                                                            Six Months        Year Ended        8/29/97(1) to
                                                          Ended 10/31/00  4/30/00     4/30/99     4/30/98(2)
                                                          (Unaudited)(4)
Net asset value, beginning of period .....................    $26.700     $32.840      $32.030     $27.520

Income from investment operations:
  Net investment income (loss) ...........................      0.016       0.229        0.153       0.047
  Net realized and unrealized gain (loss) on
    investments ..........................................      0.464      (1.547)       2.802       5.803
                                                              --------------------------------------------
  Total from investment operations .......................      0.480      (1.318)       2.955       5.850
                                                              --------------------------------------------
Less dividends and distributions:
  Dividends from net investment income ...................         --      (0.375)          --      (0.040)
  Distributions from net realized gain on investments ....     (1.960)     (4.447)      (2.145)     (1.300)
                                                              --------------------------------------------
  Total dividends and distributions ......................     (1.960)     (4.822)      (2.145)     (1.340)
                                                              --------------------------------------------

Net asset value, end of period ...........................    $25.220     $26.700      $32.840     $32.030
                                                              ============================================

Total return(3) ..........................................      2.02%      (4.59%)       9.79%      21.41%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ................     $2,490      $1,467       $1,860        $799
  Ratio of expenses to average net assets ................      1.63%       1.31%        1.43%       1.50%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly ......      1.63%       1.31%        1.46%       1.57%
  Ratio of net investment income to average net assets ...      0.13%       0.79%        0.50%       0.33%
  Ratio of net investment income to average net
    assets prior to expense limitation and expenses
    paid indirectly ......................................      0.13%       0.79%        0.47%       0.26%
  Portfolio turnover .....................................        10%         43%          36%          9%

----------------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of the sales charge.
(4) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Notes to Financial Statements

October 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
Voyageur Mutual Funds III (the "Trust") is organized as a Delaware Business Trust and offers three series: Delaware Select Growth Fund, Delaware Growth Stock Fund and Delaware Tax-Efficient Equity Fund. These financial statements and the related notes pertain to Delaware Growth Stock Fund (the "Fund"). The Fund is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund offers four classes of shares. The A Class carries a maximum front-end sales charge of 5.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The Delaware Growth Stock Fund's objective is to seek long-term capital appreciation through investment in equity securities diversified among individual companies and industries.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated among the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold

(trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income and capital gains, if any, semi-annually.

Certain expenses of the Fund are paid through "commission" arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $505 for the period ended October 31, 2000. The expenses paid under the above arrangements are included in the expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on the average daily net assets in excess $2.5 billion. At October 31, 2000 the Fund had a liability for Investment Management fees and other expenses payable to DMC of $10,326.

DMC has entered into a sub-advisory agreement with Voyageur Asset Management, Inc. with respect to the management of the Delaware Growth Stock Fund. The sub-advisor receives a sub-advisory fee from DMC for their services. The Delaware Growth Stock Fund does not pay any fees to the sub-advisor.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At October 31, 2000, the Fund had a liability for such fees and other expense payable to DSC of $19,777.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. At October 31, 2000, the Fund had a liability for distribution fees and other expenses payable to DDLP of $3,408.

For the period ended October31, 2000, DDLP earned $3,408 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

--------------------------------------------------------------------------------
3. Investments
For the period ended October 31, 2000, the Fund made purchases of $4,234,575 and sales of $4,735,248 of investment securities other than U.S. government securities and temporary cash investments.

At October 31, 2000 the cost of investments for federal income tax purposes approximates the cost for book purposes. At October 31, 2000 the cost of investments was $36,712,303. At October 31, 2000, the net unrealized appreciation aggregated $6,602,103 of which $10,292,316 related to unrealized appreciation of securities and $3,690,213 related to unrealized depreciation of securities.

4. Capital Shares
Transactions in capital shares were as follows:
                                                         Six Months
                                                           Ended     Year Ended
                                                          10/31/00    4/30/00
                                                        (Unaudited)

Shares sold:
  A Class ............................................     68,958     204,573
  B Class ............................................     24,542     113,526
  C Class ............................................     12,846      34,884
  Institutional Class ................................     62,830      38,501

Shares issued upon reinvestment
  of distributions:
  A Class ............................................    100,631     217,621
  B Class ............................................     17,143      25,717
  C Class ............................................      5,235       8,936
  Institutional Class ................................      4,005       9,905
                                                          -------     -------
                                                          296,190     653,663
                                                          -------     -------

Shares repurchased:
  A Class ............................................   (161,798)   (465,761)
  B Class ............................................    (37,133)    (63,238)
  C Class ............................................    (15,697)    (19,678)
  Institutional Class ................................    (23,048)    (50,093)
                                                          -------     -------
                                                         (237,676)   (598,770)
                                                          -------     -------
Net increase .........................................     58,514      54,893
                                                          =======     =======



5. Line of Credit
The Fund along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amount outstanding as of October 31, 2000, or at any time during the period.

                      This page intentionally left blank.

DELAWARE INVESTMENTS FAMILY OF FUNDS
------------------------------------

More information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital                   International and Global           Tax-Exempt Income
 o Technology and Innovation         o Emerging Markets Fund            o National High-Yield
    Fund                             o New Pacific Fund                    Municipal Bond Fund
 o Select Growth Fund                o Overseas Equity Fund             o Tax-Free USA Fund
 o Trend Fund                        o International Equity Fund        o Tax-Free Insured Fund
 o Growth Opportunities Fund*        o Global Equity Fund               o Tax-Free USA
 o Small Cap Value Fund              o Global Bond Fund                    Intermediate Fund
 o U.S. Growth Fund                                                     o State Tax-Free Funds**
 o Tax-Efficient Equity Fund        Current Income
 o Social Awareness Fund             o High-Yield                      Stability of Principal
                                        Opportunities Fund              o Cash Reserve
Total Return                         o Delchester Fund                  o Tax-Free Money Fund
 o Blue Chip Fund                    o Extended Duration
 o Devon Fund                           Bond Fund                      Asset Allocation
 o Growth and Income Fund            o Strategic Income Fund            o Foundation Funds
 o Decatur Equity                    o Corporate Bond Fund                 Growth Portfolio
    Income Fund                      o American Government                 Balanced Portfolio
 o REIT Fund                            Bond Fund                          Income Portfolio
 o Balanced Fund                     o U.S. Government
                                        Securities Fund
                                     o Limited-Term
                                        Government Fund

 *Formerly known as DelCap Fund.

**Available for the following states: Arizona, California, Colorado, Florida,
  Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Oregon, Pennsylvania and Wisconsin. Insured and intermediate bond funds are available in selected states.

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This semi-annual report is for the information of Delaware Growth Stock Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Growth Stock Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

BOARD OF TRUSTEES                               Charles E. Peck                             Investment Manager
                                                Retired                                     Delaware Management Company
Wayne A. Stork                                  Fredericksburg, VA                          Philadelphia, PA
Chairman
Delaware Investments Family of Funds            Janet L. Yeomans                            International Affiliate
Philadelphia, PA                                Vice President and Treasurer                Delaware International Advisers Ltd.
                                                3M Corporation                              London, England
Walter P. Babich                                St. Paul, MN
Board Chairman                                                                              Subadviser
Citadel Constructors, Inc.                      AFFILIATED OFFICERS                         Voyageur Asset Management, LLC
King of Prussia, PA                                                                         Minneapolis, MN
                                                Charles E. Haldeman, Jr.
David K. Downes                                 President and Chief Executive Officer       National Distributor
President and Chief Executive Officer           Delaware Management Holdings, Inc.          Delaware Distributors, L.P.
Delaware Investments Family of Funds            Philadelphia, PA                            Philadelphia, PA
Philadelphia, PA
                                                Richard J. Flannery                         Shareholder Servicing, Dividend
John H. Durham                                  Executive Vice President                    Disbursing and Transfer Agent
Private Investor                                and General Counsel                         Delaware Service Company, Inc.
Horsham, PA                                     Delaware Investments Family of Funds        Philadelphia, PA
                                                Philadelphia, PA
Anthony D. Knerr                                                                            2005 Market Street
Consultant, Anthony Knerr & Associates          Bruce D. Barton                             Philadelphia, PA 19103-3682
New York, NY                                    President and Chief Executive Officer
                                                Delaware Distributors, L.P.
Ann R. Leven                                    Philadelphia, PA
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN



(4086)                                        Printed in the USA
SA-409 [10/00] BP 12/00                                    (J6553)